SAFETY COMPONENTS INTERNATIONAL, INC. AND SUBSIDIARIES

                  EXHIBIT 21.1 - Subsidiaries of The Registrant

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                                                                 Jurisdiction      Names under which
                                                                 Where             subsidiary does
Name of Subsidiary                                               Organized         Business
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
Safety Components Fabric Technologies, Inc.                      Delaware          Safety Components
                                                                                   Fabric Technologies, Inc.
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Automotive Safety Components International, Inc.                 Delaware          Automotive Safety
                                                                                   Components
                                                                                   International, Inc.
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ASCI Holdings Germany (DE), Inc.                                 Delaware
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ASCI Holdings Mexico (DE), Inc.                                  Delaware
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ASCI Holdings UK (DE), Inc.                                      Delaware
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ASCI Holdings Czech (DE), Inc.                                   Delaware
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Automotive Safety Components International GmbH & Co. KG         Germany           Automotive Safety
                                                                                   Components
                                                                                   International GmbH & Co. KG
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Automotive Safety Components International Verwaltungs GmbH      Germany           Automotive Safety
                                                                                   Components
                                                                                   International
                                                                                   Verwaltungs GmbH
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Automotive Safety Components International S.A. de C.V.          Mexico            Automotive Safety
                                                                                   Components
                                                                                   International, S.A. de C.V.
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Automotive Safety Components International Limited               United Kingdom    Automotive Safety
                                                                                   Components
                                                                                   International Limited
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Automotive Safety Components International, s.r.o.               Czech Republic    Automotive Safety
                                                                                   Components
                                                                                   International s.r.o.
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Automotive Safety Components International RO S.R.L.             Romania           Automotive Safety
                                                                                   Components
                                                                                   International RO S.R.L.
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